                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-A


                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934



                              The Medicines Company
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                                             04-3324394
        --------                                             ----------
(State of incorporation                                    (IRS Employer
    or organization)                                     Identification No.)


              One Cambridge Center, Cambridge, Massachusetts 02142
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

If this form relates to the registration of a class of      If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act    securities pursuant to Section 12(g) of the Exchange
and is effective pursuant to General Instruction A.(c),     Act and is effective pursuant to General
please check the following box. [ ]                         Instruction A.(d), please check the following box. [x]


Securities Act registration statement file number to which this form relates:          333-37404
                                                                                       ---------
                                                                                    (If applicable)
Securities to be registered pursuant to Section 12(b) of the Act:     None

  Title of Each Class                         Name of Each Exchange on Which
  to be so Registered                         Each Class is to be Registered
  -------------------                         ------------------------------



Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                                 Title of Class)

Item 1:  Description of Registrant's Securities to be Registered.
         --------------------------------------------------------

The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.001 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-37404) is incorporated herein by reference.

Item 2:  Exhibits.
         ---------

The following exhibits are filed herewith (or incorporated by reference as indicated below):

     1. Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1.

     2. Form of Certificate of Amendment to Second Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1.

     3. Form of the Third Amended and Restated Certificate of Incorporation of the Registrant, incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form S-1.

     4. By-laws of the Registrant, incorporated by reference to Exhibit 3.4 to the Company's Registration Statement on Form S-1.

     5. Amended and Restated Bylaws of the Registrant, incorporated by reference to Exhibit 3.5 to the Company's Registration Statement on Form S-1.



                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                 The Medicines Company


                                 By:  /s/ Peyton Marshall
                                     ----------------------------------------
                                     Peyton Marshall
                                     Chief Financial Officer and Vice President



July 28, 2000